EXHIBIT 99.1

                              LETTER OF TRANSMITTAL
                                       FOR
                        11% SENIOR SECURED NOTES DUE 2005
                                       OF
                         LOUISIANA CASINO CRUISES, INC.
               PURSUANT TO THE EXCHANGE OFFER IN RESPECT OF ALL OF
               THEIR OUTSTANDING 11% SENIOR SECURED NOTES DUE 2005
                                       FOR
                   11% SERIES B SENIOR SECURED NOTES DUE 2005
              PURSUANT TO THE PROSPECTUS DATED _____________, 1999

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ____________, 1999, OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

TO: U.S. BANK TRUST NATIONAL ASSOCIATION (THE "EXCHANGE AGENT")

BY REGISTERED OR CERTIFIED
MAIL OR OVERNIGHT COURIER:                 BY FACSIMILE:          BY HAND DELIVERY:
                                           (651) 244-1537
                                                                  4th Floor Bond Drop Window
U.S. Bank Trust National Association       FOR INFORMATION CALL:  U.S. Bank Trust National Association
180 East Fifth Street                      (651) 244-8161         180 East Fifth Street
St. Paul, Minnesota  55101                                        St. Paul, Minnesota  55101
Attention: Specialized Finance Department

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

         By execution hereof, the undersigned acknowledges receipt of the Prospectus (the "Prospectus"), dated __________, 1999, of Louisiana Casino Cruises, Inc. (the "Company"), which, together with this Letter of Transmittal and the Instructions hereto (the "Letter of Transmittal"), constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 11% Series B Senior Secured Notes due 2005 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act") for each $1,000 principal amount of its outstanding 11% Senior Secured Notes due 2005 (the "Old Notes"), upon the terms and subject to the conditions set forth in the Prospectus.

         This Letter of Transmittal is to be used by Holders if: (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of Holders (as defined below), are referred to herein, together with such Holders, as "Acting Holders"); or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Delivery of documents to DTC does not constitute delivery to the Exchange Agent. Holders who tender using the DTC ATOP procedures need not submit a Letter of Transmittal.

         The term "Holder" with respect to the Exchange Offer means any persons:
(i) in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder or (ii) whose Old Notes are held of record by DTC and who desires to deliver such Old Notes by book-entry transfer at DTC.

         The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

         All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

         The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 10 herein.

         HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

         List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

===========================================================================================================================
                                                   DESCRIPTION OF OLD NOTES
                                                  (See Instructions 3 and 4)
===========================================================================================================================
          Name(s) and Address(es) of Registered Holders:                              Certificate(s) Tendered
                    (Please fill in, if blank)                           (Attach additional signed schedule if necessary)
---------------------------------------------------------------------------------------------------------------------------
                                                                                             Aggregate
                                                                                             Principal           Principal
                                                                        Certificate          Amount of             Amount
                                                                        Number(s)*         Certificates*         Tendered**
                                                                    -------------------------------------------------------

                                                                    -------------------------------------------------------

                                                                    -------------------------------------------------------

                                                                    -------------------------------------------------------

                                                                    -------------------------------------------------------
                                                                    Total Principal
                                                                    Amount
                                                                    Tendered
                                                                    -------------------------------------------------------

*        Need not be completed by Holders tendering by book-entry
         transfer.
**       Unless otherwise indicated, it will be assumed that all
         Old Notes evidenced by any certificates delivered to the
         Exchange Agent are being tendered. See Instruction 4 of
         this Letter of Transmittal.
===========================================================================================================================

[_] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Holder(s):_______________________________________

         Window Ticket No. (if any):____________________________________________

         Date of Execution of Notice of Guaranteed Delivery:____________________

         Name of Eligible Institution which Guaranteed Delivery:________________

         If Delivered by Book-Entry Transfer,
         the Account Number:____________________________________________________

         Transaction Code Number:_______________________________________________

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:_________________________________________

         Account Number:________________________________________________________

         Transaction Code Number:_______________________________________________

         Principal Amount of Tendered Notes:____________________________________

If Holders desire to tender Old Notes pursuant to the Exchange Offer and (i) time will not permit this Letter of Transmittal, certificates representing Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date, or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 below.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENT OR SUPPLEMENTS THERETO.

         PLEASE NOTE: THE COMPANY HAS AGREED THAT, FOR A PERIOD OF 180 DAYS AFTER THE EXPIRATION DATE, IT WILL MAKE COPIES OF THE PROSPECTUS AVAILABLE TO ANY PARTICIPATING BROKER-DEALER FOR USE IN CONNECTION WITH RESALES OF THE NEW NOTES.

         Name:__________________________________________________________________

         Address:_______________________________________________________________

         Attention:_____________________________________________________________

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated above. Subject to and effective upon acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sell, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes that are being tendered hereby and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Old Notes and the New Notes) with respect to such Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Old Notes to the Company, or transfer ownership of such Old Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Old Notes for transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to validly tender, sell, assign and transfer the Old Notes tendered hereby and, the Company will acquire good, valid and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Company. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by the holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Notes. The undersigned acknowledges that if he or she is participating in the Exchange Offer for the purpose of distributing the New Notes, the undersigned must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes and the undersigned represents that such Old Notes were acquired as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned represents that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such Holder's business, (ii) such Holder has no arrangements with any person to participate in the distribution of such New Notes and (iii) such Holder is not an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or, if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

         The undersigned will, upon request, execute any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent. If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address shown below or at a different address as may be indicated under "Special Issuance Instructions" as soon as practicable following the Expiration Date.

         All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by and shall survive the death or incapacity of the undersigned.

         The undersigned understands that the valid tender of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated herein under "Special Issuance Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of the undersigned (or in such event in the case of Old Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address(es) shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both the Special Issuance Instructions and the Special Delivery Instructions are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any certificates for Old Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person or persons so indicated. The undersigned recognizes that the Company has no obligation pursuant to the Special Issuance Instructions and Special Delivery Instructions to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

                                PLEASE SIGN HERE
        (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES REGARDLESS
          OF WHETHER OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

         This Letter of Transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Issuer of such person's authority to so act. See Instruction 5 herein.

         If the signature appearing below is not of the registered Holder(s) of the Old Notes, then the registered Holder(s) must sign a valid proxy.

X__________________________________      Date:__________________________________

X__________________________________      Date:__________________________________

Signature(s) of Holder(s) or             Address:_______________________________
  Authorized Signatory
                                         _______________________________________
                                         (including zip code)

Name(s):___________________________      Area Code and Telephone No.:___________

___________________________________
          (Please Print)

Capacity:__________________________

Social Security No.:_______________

              SIGNATURE GUARANTEE (SEE INSTRUCTIONS 1 AND 5 HEREIN) CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

______________________________________________________
(Name of Eligible Institution Guaranteeing Signatures)

______________________________________________________
(Address (including zip code) and Telephone Number
(including area code) of Firm)

______________________________________________________
(Authorized Signatures)

______________________________________________________
(Printed Name)

______________________________________________________
(Title)

Date:__________________________________

                          SPECIAL ISSUANCE INSTRUCTIONS
                        (See Instructions 1, 5, 6 And 7)

To be completed ONLY if certificates for Old Notes in a principal amount not tendered are to be issued in the name of, or the New Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Old Notes" within this Letter of Transmittal, or if Old Notes tendered by book-entry transfer that are not accepted for exchange are to be credited to an account maintained at DTC.


Name:___________________________________________________________________________
                             (Please print or type)

Address_________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

________________________________________________________________________________
                (Taxpayer Identification or Social Security No.)

                          SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 5, 6 And 7)

To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not accepted for exchange or the New Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of Old Notes" within this Letter of Transmittal.


Name:___________________________________________________________________________
                             (Please print or type)

Address_________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

________________________________________________________________________________
                (Taxpayer Identification or Social Security No.)

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. GUARANTEE OF SIGNATURE. No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered Holder(s) (including any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such Holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Issuance Instructions" on page 7 hereof or (ii) if such Old Notes are tendered for the account of a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having and office, branch or agency in the United States (each, an "Eligible Institution," and, collectively, "Eligible Institutions"). In all other cases all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution (See Instruction 5).

         2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. For Old Notes to be validly tendered pursuant to the Exchange Offer, (i) certificates for all tendered Old Notes (or a confirmation of a book-entry into the Exchange Agent's account at DTC of all Old Notes delivered electronically), together with a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein, prior to 5:00 p.m., New York City time, on the Expiration Date. Holders who tender their old notes using the DTC ATOP procedures need not submit Letter or Transmittal.

         Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes and all other required documents to the Exchange Agent prior to the Expiration Date must tender their Old Notes by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must have received a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of the Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Old Notes (or a confirmation of electronic book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent and (iii) the certificates for all tendered Old Notes in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees, and any other required documents, must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption "Guaranteed Delivery Procedures." Any Holder of Old Notes who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m. New York City time, on the Expiration Date.

         THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR OLD NOTES, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. AS AN ALTERNATIVE TO DELIVERY BY MAIL, THE HOLDER MAY WISH TO USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NEITHER THE COMPANY NOR THE EXCHANGE AGENT IS UNDER ANY OBLIGATION TO NOTIFY ANY TENDERING HOLDER OF THE COMPANY'S ACCEPTANCE OF TENDERED OLD NOTES PRIOR TO THE COMPLETION OF THE EXCHANGE OFFER. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY.

         3. INADEQUATE SPACE. If the space provided is inadequate, the information required under "Description of Old Notes" should be listed on a separate signed schedule and attached hereto.

         4. PARTIAL TENDERS. Tenders of Old Notes will be accepted in all denominations of $1,000 and integral multiples in excess thereof. If tenders are to be made with respect to less than the entire principal amount of Old Notes evidenced by any certificate, fill in the principal amount of Old Notes which are tendered in column four of the "Description of Old Notes" box. In the case of partial tenders, Old Notes for the principal amount of the Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box in this Letter of Transmittal or unless tender is made through DTC, as promptly as practicable after the Old Notes are accepted for exchange. All Old Notes represented by the certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder of the Old Notes tendered hereby, the signature must correspond with the name as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

         If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of his authority so to act must be submitted with this Letter of Transmittal.

         When this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes listed and transmitted hereby and the certificate(s) for New Notes issued in exchange thereof is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holders(s), no endorsements of certificates or separate bond powers are required. In any other case, such Holder(s) must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on such certificates or bond powers guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder(s) appear on the certificates. Signatures on such certificates or bond powers must be guaranteed by an Eligible Institution.

         6. TRANSFER TAXES. Except as set forth in this Instruction 6, the Company will pay any transfer taxes payable with respect to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be registered or issued in the name of any persons other than the registered Holder(s) of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person(s) signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of the payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         8. SUBSTITUTE FORM W-9. The tendering holder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder is not subject to backup withholding by checking the box in Part 2 of the form. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to 31% federal income tax withholding on payments made by the Company on account of New Notes issued pursuant to the Exchange Offer. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Company (or the Transfer Agent with respect to the New Notes) is not provided with a TIN within 60 days, the Transfer Agent will withhold 31% on all payments thereafter until a TIN is provided to the Transfer Agent. Foreign Note holders are required to submit Form W-8 in order to avoid backup withholding.

         Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Company or the Transfer Agent with respect to the New Notes, broker or custodian to withhold 31% of the amount of any payments made on account of the New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         9. MUTILATED, LOST OR DESTROYED CERTIFICATES. If any certificate(s) representing Old Notes has been lost or destroyed, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the procedure to be followed in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until procedures for replacing lost or destroyed certificates have been followed.

         10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Prospectus, the Letter of Transmittal, the Notice of Guaranteed Delivery and the Substitute Form W-9 may be directed to the Exchange Agent at its address set forth above.

         11. VALIDITY OF TENDERS. All questions as to the validity, form eligibility (including time of receipt), and acceptance of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right in its sole discretion to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old Notes as to any ineligibility of any Holder who seeks to tender Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes, but shall not incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such effects or irregularities have been cured or waived.

         12. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive, or modify specified conditions in the Exchange Offer in the case of any tendered Old Notes.

         13. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Old Notes on transmittal of this Letter of Transmittal will be accepted.

         14. ACCEPTANCE OF TENDERED OLD NOTES AND ISSUANCE OF NEW NOTES; RETURN OF OLD NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue Old Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Old Notes when, as and if the Company has given written and oral notice thereof to the Exchange Agent. If any tendered Old Note are not exchange pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at the Book-Entry Transfer Facility designated above) or at a different address as my be indicated under "Special Delivery Instructions."

         15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a person exchanging Old Notes for New Notes must provide the Exchange Agent with his correct TIN on Substitute Form W-9 on this Letter of Transmittal. If the Holder is an individual, his TIN is his social security number. If the correct TIN is not provided, the Holder may be subject to a penalty imposed by the Internal Revenue Service and payments made pursuant to the Exchange Offer may be subject to backup withholding of 31%

         Certain persons (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, that person must submit a statement, signed under penalties of perjury, attesting to his exempt status. Such statements can be obtained from the Exchange Agent.

                  PAYOR'S NAME: LOUISIANA CASINO CRUISES, INC.

                                  PART 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT                   Social Security Number
                                  RIGHT AND CERTIFY BY SIGNING AND DATING                               or Employer
                                  BELOW                                                             Identification Number
                                  --------------------------------------------------------------------------------------------------
                                  PART 2 - Check the box if you are NOT subject to backup withholding under the provisions of
SUBSTITUTE                        Section 3408(a)(1)(C) of the Internal Revenue Code of 1986 because (1) you have not been notified
Form W-9                          that you are subject to backup withholding as a result of failure to report all interest or
Department of the Treasury        dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to
Internal Revenue Service          backup withholding. [_]
                                  --------------------------------------------------------------------------------------------------
                                  PART 3 - CERTIFICATION - UNDER THE PENALTIES OF
Payer's Request for               PERJURY.
Taxpayer Identification
Number ("TIN") and                I CERTIFY THAT THE INFORMATION PROVIDED ON
Certification                     THIS FORM IS TRUE, CORRECT, AND COMPLETE.
                                                                                               Awaiting
                                  Print Your Name: _________________________________           TIN   [_]

                                  Address: _________________________________________

                                  __________________________________________________

                                  Signature: _______________________________________

                                  Date: ____________________________________________


Note: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
         PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


______________________________________________     _____________________________
                 Signature                                       Date

                          NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
               11% SENIOR SECURED NOTES DUE 2005 (THE "OLD NOTES")
                                       OF
                         LOUISIANA CASINO CRUISES, INC.

         This form, or one substantially equivalent hereto, must be used to tender Old Notes pursuant to the Exchange Offer described in the Prospectus dated ___________, 1999 (the "Prospectus") of Louisiana Casino Cruises, Inc. (the "Company"), if a holder of Old Notes cannot deliver a Letter of Transmittal to the Exchange Agent listed below (the "Exchange Agent") or cannot either deliver the Old Note to be tendered or complete the procedure for book-entry transfer prior to 5:00 p.m., New York City time, on __________, 1999 or such later date and time to which the Exchange Offer may be extended (the "Expiration Date"). This form, or one substantially equivalent hereto, must be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent, and must be received by the Exchange Agent on or prior to the Expiration Date. See "The Exchange Offer--Procedures for Tendering" and "--Guaranteed Delivery Procedures" in the Prospectus. Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Prospectus.

                      TO: FIRST TRUST NATIONAL ASSOCIATION

                     By Mail, by Hand or Overnight Delivery:

                      U.S. Bank Trust National Association
                              180 East Fifth Street
                            St. Paul, Minnesota 55101
                      Attention: Special Finance Department

                                  By Facsimile:
                                 (651) 244-1537

                              Confirm by Telephone:
                                 (651) 244-8161

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         The undersigned hereby represents that he or she is the holder of the Old Notes indicated below and that the Letter of Transmittal cannot be delivered to the Exchange Agent and/or either the certificates representing such Old Notes cannot be delivered to the Exchange Agent or the procedure for book-entry transfer cannot be completed prior to the Expiration Date. The undersigned hereby tenders the Old Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged.

Name(s) of Tender Holder(s):____________________________________________________
                                          (Please Print or Type)

                            ____________________________________________________
                                                (Signature)

Address(es):____________________________________________________________________

Telephone Number(s):____________________________________________________________

Name(s) in which Old Notes are registered:______________________________________

                                      AGGREGATE PRINCIPAL   AGGREGATE PRINCIPAL
CERTIFICATE NO(S). (IF APPLICABLE)*   AMOUNT REPRESENTED     AMOUNT TENDERED
-----------------------------------   -------------------   --------------------


OR ACCOUNT NUMBER AT THE
BOOK-ENTRY FACILITY

* Need not be completed by book-entry holders.

GUARANTEE OF DELIVERY (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealer, Inc., a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes, into the Exchange Agent's account at the book-entry transfer facility) with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other required documents, all within five business days after the Expiration Date.


Name of Firm:                                   Authorized Signature:

_____________________________________     Name:_________________________________
                                                     (Please Print or Type
Address:_____________________________
                                          Title:________________________________
_____________________________________
                   (include zip code)
                                          Dated:________________________________
Telephone No.:_______________________


         The institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the certificates representing any Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility) and the Letter of Transmittal to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.